UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2007
NYMAGIC, INC.
(Exact name of registrant as specified in its charter)

New York	1-11238	13-3534162
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
919 Third Avenue, New York, New York 10022
(Address of principal executive offices)
(212) 551-0600
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1: PRESS RELEASE
EX-99.2: TRANSCRIPT OF CONFERENCE CALL

Item 2.02 Results of Operations and Financial Condition.
On August 6, 2007, NYMAGIC, INC. (the “Company”) issued a press release reporting the financial results for the second quarter ended June 30, 2007. A copy of the press release is attached to this Current Report on Form 8-K (the “Current Report”) as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 2.02 disclosure.
On August 7, 2007, the Company held a conference call to discuss the financial results of the Company for the second quarter ended June 30, 2007. A copy of the transcript of the call is attached to this Current Report as Exhibit 99.2 and is incorporated herein solely for the purposes of Item 2.02 disclosure. The transcript has been selectively edited to facilitate the understanding of the information communicated during the conference call.
The information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated August 6, 2007.

99.2	Transcript of conference call held on August 7, 2007, discussing the financial results of the Company for the second quarter ended June 30, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

NYMAGIC, INC.

	By:	/s/ Thomas J. Iacopelli

	Name:	Thomas J. Iacopelli
	Title:	Chief Financial Officer and Treasurer

Dated: August 9, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 6, 2007.

99.2	Transcript of conference call held on August 7, 2007, discussing the financial results of the Company for the second quarter ended June 30, 2007.